KeyOn Communications:	KeyOn Investors:
Jonathan Snyder	Christiane Pelz
KeyOn Communications	Lippert/Heilshorn & Assoc.
402-998-4000	415-433-3777
cpelz@lhai.com

KeyOn Reports Third Quarter 2007 Financial Results

OMAHA, NE, November 14, 2007 -- KeyOn Communications Holdings, Inc. (OTC BB: KEYO), a leading provider of wireless broadband and voice over Internet protocol (VoIP) services to rural and underserved markets, reported results for its third quarter of 2007.

“With the goal to consolidate wireless broadband companies across the Midwest and Western U.S., we have been identifying accretive opportunities and acquiring wireless broadband and licensed spectrum assets,” Jonathan Snyder, President and CEO of KeyOn Communications, stated. “Given our track record of integrating these assets and organically growing our business, we hope to experience significant subscriber growth over the next twelve months. We see great opportunities in the rural marketplace and are excited for 2008.”

Third Quarter Financial Results
For the third quarter of 2007, revenue was $1.9 million, up from $600,000 in the third quarter of 2006. The operating loss for the quarter ended September 30, 2007 was $2.7 million, which included $1.3 million of stock-based compensation, as compared to an operating loss of $640,000 for the quarter ended September 30, 2006. The company reported a net loss of $2.9 million, or $0.40 per share, for the quarter ended September 30, 2007, compared to $704,000, or $0.15 per share, for the quarter ended September 30, 2006.

This press release includes disclosure regarding “Adjusted EBITDA,” which is a non-GAAP (generally accepted accounting principles) financial measure defined as earnings or loss from operations adjusted for depreciation, amortization and other non-cash expenses. Adjusted EBITDA should not be construed as an alternative to operating loss as defined by GAAP. Adjusted EBITDA for the third quarter of 2007 was $(526,000), compared to $(352,000) in the third quarter of 2006.

Nine-Month Financial Results
For the nine months ended September 30, 2007, revenue was $5.2 million, up from $1.8 million for the same period in 2006, reflecting subscriber growth resulting from acquisitions and organic growth. The operating loss for the nine months ended September 30, 2007 was $4.4 million, which included $1.3 million of stock-based compensation, compared to an operating loss of approximately $1.4 million for the nine months ended September 30, 2006. The company reported a net loss of $4.9 million, or $0.81 per share, for the nine months ended September 30, 2007, compared to a net loss of $1.6 million, or $0.35 per share, for the nine months ended September 30, 2006.

Adjusted EBITDA for the nine months ended September 30, 2007 was $(1.0) million, compared to $(685,000) in the prior year.

As the company completed the acquisition of SpeedNet Services, Inc. on January 31, 2007 and MicroLnk, LLC on October 22, 2007, management has provided pro forma revenue and adjusted EBITDA for the nine months ended September 30, 2007. For the nine months ended September 30, 2007, pro forma revenues were $6.2 million and adjusted EBITDA was $(604,000).

At September 30th, the company had $1.6 million in cash and cash equivalents.

Subscriber Growth
KeyOn’s subscriber base totaled 14,712 as of September 30th and exceeded 16,400 by October 31st.

-Tables follow-

KEYON COMMUNICATIONS HOLDINGS, INC. AND RELATED ENTITIES

CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2007 (UNAUDITED) AND DECEMBER 31, 2006

	2007	2006
ASSETS

CURRENT ASSETS:
Cash	$1,569,403	$4,690
Accounts receivable, net of allowance for doubtful accounts	93,757	17,341
Prepaid expenses and other current assets	84,289	8,035
Total current assets	1,747,449	30,066

PROPERTY AND EQUIPMENT - Net	4,450,880	2,957,341

OTHER ASSETS
Goodwill	1,630,609	348,557
Subscriber base -net	832,749	135,963
Trademarks	16,667	-
Refundable deposits	73,211	65,619
Debt issuance costs - net	71,883	39,996
Other assets	-	36,761
Total other assets	2,625,119	626,896

TOTAL ASSETS	$8,823,448	$3,614,303

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$1,309,666	$613,186
Cash overdraft	46,614	63,860
Revolving line of credit	100,000.00	100,000
Loan payable to shareholder	-	160,000.00
Term loan payable - related party	3,000,000	-
Current portion of notes payable	163,927	35,176
Current portion of notes payable to shareholders	-	1,085,999.00
Current portion of deferred rent liability	57,007	-
Current portion of capital lease obligations	650,041	461,679
Deferred revenue	444,821	31,196
Total current liabilities	5,772,076	2,551,096

LONG-TERM LIABILITIES
Deferred rent liability, less current maturities	214,572	-
Notes payable, less current maturities	75,278	128,736
Notes payable to shareholders, less current maturities	-	5,000
Capital lease obligations, less current maturities	670,285	526,634
Total long term liabilities	960,135	660,370

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Series A preferred stock, $0.001 par value ; 5,000,000 shares authorized; 0 shares issued and outstanding at September
30, 2007 and at December 31, 2006
Common stock, $0.001 par value; 95,000,000 shares authorized;
8,101,770 shares issued and outstanding at September, 2007;
4,712,308 shares issued and outstanding at December 31, 2006.	8,102	4,712
Additional paid-in capital	12,985,409	6,446,036
Accumulated deficit	(10,902,274)	(6,047,911)
Total stockholders' equity	2,091,237	402,837

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$8,823,448	$3,614,303

KEYON COMMUNICATIONS HOLDINGS, INC. AND RELATED ENTITIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months		Nine months
	ended September 30,		ended September 30,
	2007	2006	2007	2006
REVENUES:
Service and installation revenue	$1,829,891	$581,672	$5,119,460	$1,626,725
Support and other revenue	33,531	17,987	97,516	145,557

Total revenues	1,863,422	599,659	5,216,976	1,772,282

OPERATING COSTS AND EXPENSES:
Payroll, bonuses and taxes	914,045	334,607	2,403,899	986,585
Depreciation and amortization	668,354	288,713	1,862,646	748,799
Other general and administrative expense	391,025	279,578	1,306,298	535,826
Network operating costs	673,478	186,210	1,662,310	497,136
Marketing and advertising	166,958	73,129	397,593	205,638
Installation expense	124,850	14,366	239,192	71,816
Professional fees	319,341	63,528	429,991	160,514
Stock based compensation	1,335,306	-	1,339,891	-

Total operating costs and expenses	4,593,357	1,240,131	9,641,820	3,206,314

LOSS FROM OPERATIONS	(2,729,935)	(640,472)	(4,424,844)	(1,434,032)

OTHER INCOME (EXPENSE):
Interest expense - Net of interest income	(136,621)	(64,526)	(429,520)	(148,955)
Minority interest in income	-	1,353	-	(238)
Total other income (expense)	(136,621)	(63,173)	(429,520)	(149,193)

PROVISION FOR INCOME TAXES	-	-	-	-

NET LOSS	$(2,866,556)	$(703,645)	$(4,854,363)	$(1,583,225)

Net loss per common share--basic and diluted	$(0.40)	$(0.15)	$(0.81)	$(0.35)

Weighted average common shares outstanding--basic and diluted	7,217,569	4,712,308	6,001,741	4,471,791

Keyon Communications Holdings, Inc. and Related Entities
Pro forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2007 (Unaudited)
(Dollars in Millions)

	KeyOn nine months ended 09/30/2007	Jan 2007 SpeedNet Services	Microlnk nine months ended 09/30/2007	Adjustments		Pro forma nine month total KeyOn

Revenue	$5,216,976	$482,435	$539,911	$-		$6,239,322

Total Operating Costs and Expenses	9,641,820	710,670	676,782	(2,125,442	) a,b,c,d	8,903,829

Loss from Operations	(4,424,844)	(228,235)	(136,870)	2,125,442		(2,664,507)

Total Other Income (Expense)	(429,520)	(18,869)	(662)	14,651	e	(434,400)

Net Loss	$(4,854,363)	$(247,104)	$(137,532)	$2,140,093		$(3,098,907)

Reconciliation of Net Loss to EBITDA
Loss from Operations	$(4,424,844)	$(228,235)	$(136,870)	$2,125,442		$(2,664,507)

Depreciation and Amortization	1,862,646	170,567	77,681	(50,228)		2,060,666
Q3 2007 Non-Cash Items-Other	1,539,891	-	-	(1,539,891	) f	-

Adjusted EBITDA	$(1,022,307)	$(57,668)	$(59,189)	$535,323		$(603,841)

a.	$0.3 million represents the elimination of retention bonuses (plus payroll taxes) paid to top employees to stay during sale of business and elimination of duplicative resource salaries
b.	$0.05 million represents the depreciation adjustment for January for new fair market valuation of assets
c.	$0.2 million represents an adjustment rent due to relocation into one location
d.	$1.6 million represents an adjustment to Q3 2007 for one time non-cash related expenses
e.	$0.02 million represents an adjustment of interest charged on SpeedNet Services other debt that is not a liability under KeyOn SpeedNet
f.	To reverse the $1.5 million non-cash items already included in adjustment in total operating costs and expense

Keyon Communications Holdings, Inc. and Related Entities
Pro forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2007 (Unaudited)
(Dollars in Millions)

	For the three months ended,		For the nine months ended,
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Revenue	$1,863,422	$599,659	$5,216,976	$1,772,282

Loss from Operations	(2,729,935)	(640,472)	(4,424,844)	(1,434,032)

Net Loss	$(2,866,556)	$(703,645)	$(4,854,363)	$(1,583,225)

Reconciliation of Loss from Operations to Adjusted EBITDA

Loss from Operations	$(2,729,935)	$(640,472)	$(4,424,844)	$(1,434,032)
Add:
Depreciation and Amortization Expense	668,354	288,713	1,862,646	748,799
Non-Cash Expenses - Other	1,535,306	-	1,539,891	-

Adjusted EBITDA	$(526,275)	$(351,759)	$(1,022,307)	$(685,233)

About KeyOn Communications Holdings, Inc.
KeyOn Communications Holdings Inc. (OTC BB: KEYO) is a leading provider of wireless broadband services to rural and underserved markets with populations generally less than 250,000.  KeyOn offers its broadband services along with voice over Internet protocol (VoIP) and satellite video services to both residential and business subscribers across 11 Western and Midwestern states. Through a combination of organic growth and four acquisitions, KeyOn has expanded its network footprint to reach approximately 50,000 square miles covering more than 2.1 million people as well as small-to-medium businesses.  With its successful track record of acquiring companies and growing its core subscriber base, KeyOn has established itself as one of the largest wireless broadband companies in the United States.  Management intends to drive subscriber growth through additional asset acquisitions as well as organic growth across the company’s expanding footprint by offering bundled services including the best value broadband, video and VoIP. The company intends to purchase spectrum licenses and opportunistically build mobile and/or nomadic WiMAX networks in and around its market footprint.

Safe Harbor Statement
Certain statements contained in this press release are "forward-looking statements" within the meaning of applicable federal securities laws, including, without limitation, anything relating or referring to future financial results and plans for future business development activities, and are thus prospective. Forward-looking statements may include, without limitation, the company’s expectations regarding: future financial and operating performance and financial condition; plans, objectives and strategies; product development; industry conditions; the strength of its balance sheet; and liquidity and financing needs. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside of the company’s control, which could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please refer to the company’s filings with the Securities and Exchange Commission, including the information under the headings “Risk Factors” and “Forward-Looking Statements” in our Registration Statement on Form SB-2 filed on November 7, 2007. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained herein. The company undertakes no obligation to update or supplement such forward-looking statements.